UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2022

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Southport Drive
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CTHR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 19, 2022, Charles & Colvard, Ltd. (the “Company”) received a notification letter from Nasdaq’s Listing Qualifications Department indicating that the Company is not in compliance with Nasdaq Listing Rule 5550(a)(2) because the minimum bid price of its common stock on the Nasdaq Capital Market has closed below $1.00 per share for 30 consecutive business days. The notification letter has no immediate effect on the Nasdaq listing or trading in the Company’s common stock.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days, or until June 19, 2023, to regain compliance with the minimum $1.00 bid price per share requirement. To regain compliance, any time before June 19, 2023, the bid price of the Company’s common stock must close at $1.00 per share or more for a minimum of 10 consecutive business days.

On June 19, 2023, if the Company’s meets the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market (except for the minimum bid price requirement), and the Company notifies Nasdaq of its intention to cure the deficiency, the Company may be provided with an additional 180 calendar day compliance period to regain compliance. If the Company is not eligible for an additional compliance period at that time, Nasdaq will provide the Company with written notification that its common stock will be subject to delisting. Upon such notice, the Company may appeal Nasdaq’s delisting determination to a Nasdaq hearing panel. There can be no assurance that, if the Company appeals Nasdaq’s determination, such appeal would be successful.

The Company intends to actively monitor the bid price of its common stock and will consider available options to regain compliance with the listing requirements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

December 23, 2022	By:	/s/ Clint J. Pete
Clint J. Pete
Chief Financial Officer

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